INTERNATIONAL PAPER



Robert Amen

Executive Vice President

Deutsche Bank

November 27, 2001

Agenda

- **Who We Are**
- **How We Are Changing the Company**
  1. Changing the Focus
  2. Changing the Asset Mix
  3. Changing How We Manage the Company
- **Is It Working?**

Forward Looking Statements

The following information contains forward looking statements.These statements are subject to risks and uncertainties that could cause actual results to differ materially, including risks related to the effects on our business of our efforts to balance internal supply with demand, whether anticipated merger, restructuring and divestiture benefits can be achieved, conditions affecting demand for our products, including impacts relating to foreign exchange, and any changes in business, political and economic conditions due to the recent terrorist attacks in the U.S., the threat of future terrorist activity in the U.S. and other parts of the world, and related U.S. military action overseas

IP LISTED NYSE

International Paper



Leader in
Paper & Forest Products

Global Scope

$20 Billion
Market Capitalization

Undergoing Significant
Change

INTERNATIONAL PAPER

Major Change Underway:

#1 Objective: Improve profitability & returns

Changing the focus of the company

Changing the asset mix of the company

Changing the way we manage the company

Changing the Focus



INTERNATIONAL PAPER

Changing the Focus of IP

- **In the 1980s:** IP operated a broad portfolio of businesses
- **In the 1990s:** IP required a different strategy
- **Today:** IP is focusing on its key competencies & strengthening its core operations
  - Paper
  - Packaging
  - Forest Products

Our Paper Products




TIME
We, Too, Sing America


25
Hanging Folders


HAMMERMILL

Our Packaging Products




INTERNATIONAL PAPER
INTERNATIONAL PAPER


VITAMIN D
MILK





Our Forest Products







Strengthening Core Operations
Strategic Acquisitions

Union Camp
valuable uncoated paper
& packaging assets

Champion
quality coated/uncoated assets

IP Has a Significant Position in Key Segments

	Rank
▸ U.S. Printing Papers	#1
▸ U.S. Coated Papers	#1
▸ Bleached Board	#1
▸ Containerboard	#2
▸ U.S. Land Ownership	#1
▸ N. American Lumber	#2


Changing the
Asset Mix

INTERNATIONAL PAPER

Strengthening Core Operations

Improving costs and efficiencies

	Announced Actions	Status
4Q00	Indefinite shutdown of Mobile mill	mill down
	Closure of Lock Haven mill	2 machines down
	Down-sizing of Courtland mill	machines down
	Close Camden kraft paper mill	mill down

Strengthening Core Operations
Improving costs and efficiencies

	Announced Actions	Status
4Q00	Indefinite shutdown of Mobile mill	mill down
	Closure of Lock Haven mill	2 machines down
	Down-sizing of Courtland mill	machines down
	Close Camden kraft paper mill	mill down
1Q01	Discontinue 2 lumber operations	lumber mill down
	Shutdown 2 plywood mills	mills down
2Q01	Close Moss Point mill	mill down mid-June '01

Strengthening Core Operations
Improving costs and efficiencies

	Announced Actions	Status
4Q00	Indefinite shutdown of Mobile mill	mill down
	Closure of Lock Haven mill	2 machines down
	Down-sizing of Courtland mill	machines down
	Close Camden kraft paper mill	mill down
1Q01	Discontinue 2 lumber operations	lumber mill down
	Shutdown 2 plywood mills	mills down
2Q01	Close Moss Point mill	mill down mid-June '01
3Q01	Down-sizing of Savannah mill	3 machines down
	Down-sizing of Hudson River mill	1 machine down in Q3

Strengthening Core Operations
Improving costs and efficiencies

	Announced Actions	Status
4Q00	Indefinite shutdown of Mobile mill	mill down
	Closure of Lock Haven mill	2 machines down
	Down-sizing of Courtland mill	machines down
	Close Camden kraft paper mill	mill down
1Q01	Discontinue 2 lumber operations	lumber mill down
	Shutdown 2 plywood mills	mills down
2Q01	Close Moss Point mill	mill down mid-June ‘01
3Q01	Down-sizing of Savannah mill	3 machines down
	Down-sizing of Hudson River mill	1 machine down in Q3
4Q01	Close Erie mill	pulp down in Q4, paper in Q2 ‘02

Strengthening Core Operations

Improving costs and efficiencies

Capacity Shut Down	% of IP U.S. Capacity
Uncoated paper: 920,000 tpy	20%
Market pulp: 320,000 tpy	19%
Containerboard: 840,000 tpy	16%
Lumber: 380 mmbf	13%
Plywood: 180 mmsf 3/8"	9%
Bleached Board: 190,000 tpy	8%
Coated Freesheet: 60,000 tpy	8%

Improved IP's U.S. Cost Position in North American Uncoated Freesheet



2000 Cash Cost per Ton ($)
1000
900
800
700
600
500
400
300
200
100
0
First Quartile
Second Quartile
Third Quartile
Fourth Quartile
Lock Haven 13
Lock Haven 11
Lock Haven 12
Lock Haven 9
Lock Haven 10
Courtland 31
Franklin 3
Ticonderoga 7
Riverdale 15
Louisiana 3
Mobile 6
Riverdale 16
Mobile 5
Pensacola 5
Eastover 1
Ticonderoga 8
Georgetown 1
Androscoggin 1
Franklin 4
Franklin 6
Courtland 34
Eastover 2
Courtland 35
Franklin 5
Courtland 30
Pensacola 3
0
5,000
10,000
Cumulative North American Annual Capacity in Short Tons (Millions)

Data from Jaakko Poyry CostTrac Model and IP Data

INTERNATIONAL PAPER

IP's Linerboard System is Cost Competitive


First Quartile
Second Quartile
Third Quartile
Fourth Quartile
2000 Cash Cost per Ton ($)
500
450
400
350
300
250
200
150
100
50
0
Savannah 8
Mansfield 1
Mansfield 3
Vicksburg 6
Prattville 2
Prattville 1
Pineville 5
Savannah 6
Savannah 4
Savannah 2
Camden 3
Camden 1
Camden 2
0
5,000
10,000
15,000
20,000
25,000
Cumulative North American Annual Capacity in Short Tons (Millions)

Data from Jaakko Poyry CostTrac Model and IP Data

INTERNATIONAL PAPER

Divesting Non-Core Assets

Completed		Being Marketed
Bush Boake Allen	Oil & Gas	Arizona Chemical
Zanders	Hydro Assets	Decorative Products
Hamilton Mill	Flexible Packaging	Chemical Cellulose
Argentina Packaging	Masonite	Chocolate Bayou
Washington State Timberlands		Timberlands
Champion Office		
TOTAL	$2.6B	

Changing the Asset Mix

Summary

- Closed 32 facilities, including 7 mills
- Downsized 12 facilities
- Shut down 2.3 million tons of capacity
- Closed 100 distribution operations
- Reduced staffing by nearly 12,000 positions
- Sold 9 businesses

Changing How We Manage IP



INTERNATIONAL PAPER

Changing How We Manage IP

- Customer Driven
- People Engagement
- Accountability
- Capital
- Aggressive Cost Management

Customer Driven Company

- Segment, Target, Position
- Grow business with target customers

L.L.Bean

THE HOME DEPOT




Tropicana
SEASON'S BEST
Tropicana
Tropicana
Dole


TIME
THE BEST TEAM EVER


INTERNATIONAL PAPER
INTERNATIONAL PAPER

Changing How We Manage IP

- Customer Driven
- **People Engagement**
- **Accountability**
- Capital
- Aggressive Cost Management

Changing How We Manage IP

- Customer Driven
- People Engagement
- Accountability
- **Capital**
- Aggressive Cost Management

Changing How We Manage IP

Capital discipline: Capex below D&A



$Billions
Capital
D&A
2.0
1.5
1.0
0.5
0.0
1995
1996
1997
1998
1999
2000
2001F

% of D&A: 135% 119% 92% 80% 68% 71% 50%

D&A Includes COTH

INTERNATIONAL PAPER

Changing How We Manage IP

Matching production to demand


Market Related
Capacity Downtime
M Tons
120
180
620
815
490
430
380
1Q '00
2Q'00
3Q '00
4Q '00
1Q '01*
2Q '01*
3Q'01*
Containerboard
Uncoated papers
Pulp
Coated papers
Bleached Board
European Papers

*Downtime is after 4Q '00 rationalization actions

INTERNATIONAL PAPER

Changing How We Manage IP

- Customer Driven
- People Engagement
- Accountability
- Capital
- **Aggressive Cost Management**

Changing How We Manage IP
Cost management

Capture merger synergies

Reduce overhead

Improve machine productivity

Improve purchasing leverage

Share best practices

Is It Working?



INTERNATIONAL PAPER

Improved Productivity

	Average Machine Size Tons/Yr	Percent Improvement
Uncoated Freesheet		
IP Today	200	60%
IP Before Champion/Union Camp	125	
Containerboard		
IP Today	420	40%
IP Before Champion/Union Camp	300	

INTERNATIONAL PAPER

3Q '01 vs. 2Q '01 - Operating EPS

Cost cuts/operational efficiencies improving earnings



EPS $ / Share
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
$0.13
$0.12
$0.01
$(0.11)
$(0.02)
$0.01
$0.14
2Q
Non-Price Improvement
Volume
Price
Divested Operations
Other
3Q

INTERNATIONAL PAPER

Upside Potential - Mid Cycle Prices

- Upside earnings potential
  - Higher volumes
  - Mid-cycle prices
  - Additional non-price improvement
- Mid-cycle target
  - Earnings before interest and taxes - $4 billion
  - EBITDA - approaching $6 billion

IP: *Changing the Way We Do Business*

Leaner, Focused IP

Market Leading/Competitive Positions

Delivering on Promises

Well Positioned for Economic Upturn

INTERNATIONAL PAPER